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                                                                   Exhibit 10.11

                                               Attorneys' Docket No. 1699B-22130

Small Business Concern: VENTURI TECHNOLOGY ENTERPRISES, INC.
Applicant: JOHN M. HOPKINS
Serial or Patent No: 08/819,153
Filed or Issued: 03/17/97
For:   CARPET CLEANER

             VERIFIED STATEMENT (DECLARATION) CLAIMING SMALL ENTITY
            STATUS (37 CFR 1.9(f) AND 1.27(b)) SMALL BUSINESS CONCERN


         I hereby declare that the herein-identified small business concern qualifies as a small business concern as defined in 13 C.F.R. 121.3-18, and reproduced in 37 C.F.R. 1.9(d), for purposes of paying reduced fees under section 41(a) and (b) of Title 35, United States Code, in that the number of employees of the concern, including those of its affiliates, does not exceed 500 persons. For purposes of this statement, (a) the number of employees of the business concern is the average over the previous fiscal year of the concern of the persons employed on a full-time, part-time or temporary basis during each of the pay periods of the fiscal year, and (2) concerns are affiliates of each other when either, directly or indirectly, one concern controls or has the power to control the other, or a third party or parties controls or has the power to control both.

         I hereby declare that rights under contract or law have been conveyed to and remain with the small business concern identified above with regard to the invention, entitled CARPET CLEANER by Inventor(s) JOHN M. HOPKINS described in:

                         [  ] the specification filed herewith.
                         [XX] the application identified above.
                         [  ] the patent identified above.

         If the rights held by the above-identified small business concern are not exclusive, each individual, concern or organization having rights to the invention is listed below and no rights to the invention are held by any person, other than the inventor(s), who could not qualify as a small business concern under 37 C.F.R. 1.9(d) or a nonprofit organization under 37 C.F.R. 1.9(e).

         I acknowledge the duty to file, in this application or patent, notification of any change in status resulting in loss of entitlement to small entity status prior to paying, or at the time of paying, the earliest of the issue fee or any maintenance fee due after the date on which status as a small entity is no longer appropriate. (37 C.F.R. 1.28(b))

         I hereby declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under section 1001 of Title 18 of the United States Code, and that such willful false statements may jeopardize the validity of the application, any patent issuing thereon, or any patent to which this verified statement is directed.

NAME AND TITLE OF PERSON SIGNING:

FULL NAME: John M. Hopkins                          Title:  President
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ADDRESS:   1327 N. State State, Orem, Utah 84057
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SIGNATURE: /s/John M. Hopkins                       Date:    Dec 22, 1997
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[ ] Individual [X] Small Business Concern [ ] Nonprofit Organization